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                                                            Exhibit 4



Certificate Number     [Form of Facing Page CROWN CORK & SEAL      Shares
                            COMPANY, INC. Stock Certificate]



4.5% Convertible                                            4.5% Convertible
 Preferred Stock                                             Preferred Stock
   Par Value                                                    Par Value
$41.8875 Per Share                                          $41.8875 Per Share

                      CROWN CORK & SEAL COMPANY, INC.

                   Incorporated Under the Laws of the
                     Commonwealth of Pennsylvania         CUSIP 228255 30 3



This is to Certify that                                    is the owner of


FULL-PAID AND NON-ASSESSABLE SHARES OF THE 4.5% CONVERTIBLE PREFERRED STOCK


of Crown Cork & Seal Company, Inc. (hereinafter referred to as the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. The shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation (pursuant to which the Corporation is formed) as amended, (copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned by the Transfer Agent and Registered by the Registrar.

    Witness the seal of the Corporation and the signatures of its duly authorized officers.


Dated:_______________


                                     [FORM OF
_____________________________________CORPORATE_________________________________
Corporate Seal                        SEAL]              Chairman of the Board

                                                  COUNTERSIGNED AND REGISTERED
                                      FIRST CHICAGO TRUST COMPANY OF NEW YORK,
                                                                TRANSFER AGENT
                                      BY                        AND REGISTRAR.

                                                          AUTHORIZED SIGNATURE
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                          CROWN CORK & SEAL COMPANY, INC.

    The Corporation will furnish to any shareholder upon request and without charge a full or summary statement of the designations, voting rights, preferences, limitations and special rights of the shares of each class or series authorized to be issued so far as they have been fixed and determined and the authority of the board of directors to fix and determine the designations, voting rights, preferences, limitations and special rights of the classes and series of shares of the Corporation. Any such requests may be made to the Corporation or the Transfer Agent.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  __ as tenants in common               UNIF GIFT MIN ACT--
TEN ENT  __ as tenants by the entireties       ________Custodian_________
JT TEN   __ as joint tenants with right of     (Cust)            (Minor)
            survivorship and not as tenants
            in common                          under Uniform Gifts to Minors
                                               ______________
                                               (State)


      Additional abbreviations may also be used though not in the above list.


    For value received, _______________ hereby sell, assign and transfer unto

____________________________________________________________________________
      PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE
                                        OF ASSIGNEE
_______________________________________________________________________________

______________________________________________________________________________

________________________________________________________________________Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_________

_______________________________________________________________________________

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,_______________________________________


                             SIGNATURE(S) GUARANTEED

                             By________________________________________________
                             THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                             ELIGIBLE GUARANTOR INSTITUTION.
                             (Banks, Stockbrokers, Savings and Loan
                              Associations and Credit Unions)
                             WITH MEMBERSHIP IN AN APPROVED SIGNATURE
                             GUARANTEE MEDALLION PROGRAM PURSUANT TO
                             S.E.C. RULE 17 Ad-15.


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